Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.7884%



        Excess Protection Level
          3 Month Average  4.83%
          January, 1997  3.72%
          December, 1996  5.42%
          November, 1996  5.34%


        Cash Yield                                  17.09%


        Investor Charge Offs                        4.81%


        Base Rate                                   8.56%


        Over 35 Day Delinquency                     4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,245,155,116.27